UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 20, 2026 (August 18, 2026)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-40515			86-3167653
(Commission File Number)			(I.R.S. Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of principal executive offices)			(Zip Code)
(614) 577-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VSXY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 18, 2026, the Board of Directors (the “Board”) of Victoria’s Secret & Co. (the “Company”) increased the size of the Board from nine to ten directors, effective as of September 14, 2026, and appointed Gerri Martin-Flickinger to fill the resulting vacancy, to hold office until her successor is duly elected and qualified or until her earlier death, resignation or removal. The Board determined that Ms. Martin-Flickinger is independent under the listing standards of the New York Stock Exchange. Ms. Martin-Flickinger will also serve as a member of the Audit Committee when she joins the Board on September 14, 2026.
Ms. Martin-Flickinger’s compensation will be consistent with that provided to all non-employee directors in accordance with the Company’s compensation plan for non-employee directors described in its definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on May 1, 2026.
There is no arrangement or understanding between Ms. Martin-Flickinger and any other person pursuant to which she was selected as a director, and Ms. Martin-Flickinger has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Ms. Martin-Flickinger will enter into the Company’s standard form of indemnification agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2021.
A copy of the press release announcing Ms. Martin-Flickinger’s appointment to the Board is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Victoria’s Secret & Co., dated August 20, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	August 20, 2026	By:	/s/ Scott Sekella
Scott Sekella
Chief Financial and Operating Officer